UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 10, 2026

TON Strategy Company

(Exact Name of Registrant as Specified in Charter)

Nevada	001-38834	90-1118043
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

2300 W. Sahara Avenue, Suite 800
Las Vegas, Nevada	89102
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (855) 250-2300

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001	TONX	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.02 Termination of a Material Definitive Agreement

On August 10, 2026, the Company notified Kingsway Capital Partners Limited (“Kingsway”) that the Company has terminated the Advisory Services Agreement between the Company and Kingsway dated August 7, 2025 (the “Agreement”). Pursuant to the terms of the Agreement, the Company agreed to pay an annual advisory fee equal to 2.0% of the Company’s market capitalization (calculated based upon the Company’s equity ownership on a fully diluted, as converted basis), payable in arrears, in 12 monthly installments with such market capitalization calculated as of the last day of each calendar month. The Company stopped making monthly payments to Kingsway under the Agreement in March 2026, with its last monthly payment being made on March 18, 2026. The foregoing summary of the Agreement does not purport to be complete and is qualified in its entirety by reference to the complete text of the Agreement, which is attached hereto as Exhibit 10.1, and is hereby incorporated by reference into this Item 1.02.

As previously disclosed in the Company’s Form 10-K filed on March 31, 2026 and Form 10-Q filed on May 12, 2026, the Company’s Board of Directors authorized the Company to negotiate a settlement to terminate the Agreement with Kingsway. Unable to reach a negotiated settlement, the Company has terminated the Agreement without a settlement. Both the Company and Kingsway have reserved all rights. As of the date of this filing, the Company cannot estimate the financial impact stemming from termination of the Agreement. The Company does not expect the termination to affect its TON treasury strategy or day-to-day operations.

As previously disclosed in a Form 8-K filed on August 8, 2025, Kingsway is controlled by Manuel Stotz, the Company’s Executive Chairman of the Board of Directors since August 7, 2025. Additionally, as disclosed in the Company’s proxy statement filed on April 30, 2026, Kingsway is a significant stockholder of the Company.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Description
10.1	Advisory Services Agreement, dated August 7, 2025 by and between Verb Technology Company, Inc. and Kingsway Capital Partners Limited.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TON STRATEGY COMPANY

Date: August 10, 2026	By:	/s/ Kevin Wilson
	Name:	Kevin Wilson
	Title:	Chief Executive Officer